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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) AUGUST 19, 1998




                                  AMRESCO, INC.
             (Exact name of registrant as specified in its charter)







          DELAWARE                       0-8630                  59-1781257
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)




                             700 NORTH PEARL STREET
                               SUITE 2400, LB 342
                               DALLAS, TEXAS 75201
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (214) 953-7700

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ITEM 5.           OTHER EVENTS.

         On August 19, 1998, the Board of Directors of AMRESCO, INC. (the "Company") authorized the repurchase of up to one million shares of the Company's common stock, par value $0.05 per share.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      EXHIBITS
                           99.1     Press Release dated August 19, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMRESCO, INC.

Date: August 21, 1998                   By:    /S/ L. KEITH BLACKWELL
                                               ------------------------
                                               Name: L. Keith Blackwell
                                               Title:  Senior Vice President,
                                                       General Counsel and
                                                       Secretary




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                                  EXHIBIT INDEX

Item No.                          Description
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
99.1                              Press Release dated August 19, 1998.



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